EXHIBIT INDEX


EXHIBIT                                          SUBMISSION MEDIA
- -------                                          ----------------------

2.(i)(A) Agreement and Plan       Incorporated by
         of Merger dated March    reference to
         17, 1994 by and among    Exhibit 2.(i)(A) on Form SE
         Montgomery Ward          filed March 24, 1994.
         & Co., Incorporated,
         MW Merger Corp., LMR
         Acquisition Corporation,
         Lechmere, Inc. and The
         Stockholders of LMR
         Acquisition Corporation
         executing counterparts
         of this agreement.

2.(ii)   Agreement of Purchase    Incorporated by
         and Sale of Stock             reference to
         dated February 24, 1994  Exhibit 2.(ii) on Form SE
         by and among Signature   filed March 24, 1994.
         Financial/Marketing,
         Inc., Greater California
         Dental Services Plan,
         Inc. and National
         Dental Services, Inc.

3.1      Restated Certificate     Incorporated by
         of Incorporation of      reference to
         Registrant, dated        Exhibit 3(a) of the
         June 24, 1988,           Company's Registration
         as amended.              Statement on Form S-1
                                  (Registration No.
                                  33-23403).

3.2      Certificate of           Incorporated by
         Amendment to             reference to
         Certificate of           Exhibit 3.2 of the
         Incorporation.           Company's Registration
                                  Statement on Form S-1
                                  (Registration No.
                                  33-33252).

                               EXHIBIT INDEX


EXHIBIT                              SUBMISSION MEDIA
- -------------                      ----------------------

3.2(i)       Certificate of       Incorporated by
             Amendment to         reference to
             Certificate of       Exhibit 3.2(i) of the
             Incorporation.       Company's Annual
             Report on Form 10-K
             for the fiscal year
             ended December 28,
             1991.

3.3          Restated by-laws     Incorporated by
             of Registrant, as    reference to
             amended through      Exhibit 3.3 of the
             January 21, 1991.    Company's Annual
             Report on Form 10-K
             for the fiscal year
             ended December 29,
             1990.

9.           Voting Trust         Incorporated by
             Agreement dated as   reference to
             of June 21, 1988.    Exhibit 3(a) of the
             Company's Registration
             Statement on Form S-1
             (Registration No.
             33-23403).

10.(i)(A)(1) BFB Acquisition      Incorporated by
             Corp. Stockholders   reference to Annex 1
             Agreement dated      of the Prospectus
             June 17, 1988, as    contained in the
             amended and          Company's Registration
             restated.            Statement on Form S-1
                                  (Registration No.
                                  33-33252).

10.(i)(A)(3) Montgomery Ward      Incorporated by
             & Co., Incorporated  reference to Annex 3
             Stock Ownership      of the Prospectus
             Plan Terms and       contained in the
             Conditions, as       Company's Registration
             amended and          Statement on Form S-1
             restated.            (Registration No.
                                  33-41161).

                               EXHIBIT INDEX


EXHIBIT                              SUBMISSION MEDIA
- -------------                      -----------------------

10.(i)(A)(4) Amendment No. 7 to   Incorporated by
             the Montgomery Ward  reference to Exhibit
             & Co., Incorporated  10.(i)(A)(10) of the
             Stock Ownership      Company's Quarterly
             Plan Terms and       Report on Form 10-Q
             Conditions adopted   for the fiscal
             October 25, 1991.    quarterly period ended
                                  September 28, 1991.

10.(i)(B)    Stock Purchase       Incorporated by
             Agreement dated      reference to Exhibit
             March 6, 1988        10.(i)(B) of the
             between Mobil        Company's Registration
             Corporation,         Statement on Form S-1
             Marcor Inc. and      (Registration No.
             BFB Acquisition      33-23403).
             Corp.

10.(i)(C)    Amended and Restated Incorporated by
             Credit Agreement     reference to Exhibit
             dated as of          10.(i)(C) of the
             September 22, 1992   Company's Form 8-K
             among Montgomery     on September 22, 1992.
             Ward & Co., Incor-
             porated, various
             banks, Continental
             Bank N.A. as Docu-
             mentary Agent, The
             Bank of Nova Scotia
             as Administrative
             Agent and Bank of
             New York as
             Negotiated Loan
             Agent.

                               EXHIBIT INDEX


EXHIBIT                            SUBMISSION MEDIA
- -------------                    -----------------------

10.(i)(C)(1) First Amendment      Incorporated by
             dated as of Septem-  reference to
             ber 22, 1993 to the  Exhibit 10.(C)(1) of
             Amended and Credit   the Company's
             Agreement dated as   quarterly report
             of September 22,     on Form 10-Q for
             1992 among           the fiscal quarterly
             Montgomery Ward      period ended
             & Co., Incorporated, October 2, 1993.
             various banks,
             Continental Bank
             N.A. as Documen-
             tary Agent, The
             Bank of Nova
             Scotia as Administra-
             tive Agent, and the
             Bank of New York as
             Negotiated Loan Agent.

10.(i)(E)    Short Term Credit    Incorporated by
             Agreement dated as   reference to Exhibit
             of September 22,     10.(i)(E) of the
             1992 among Montgomery Company's Form 8-K
             Ward & Co., Incor-   on September 22,
             porated, various     1992.
             banks, Continental
             Bank N.A. as Docu-
             mentary Agent,
             The Bank of Nova
             Scotia as Adminis-
             trative Agent, and
             the Bank of New
             York as Negotiated
             Loan Agent.

                               EXHIBIT INDEX


EXHIBIT                            SUBMISSION MEDIA
- -------------                    -----------------------

10.(i)(E)(1) First Amendment      Incorporated by
             dated as of Septem-  reference to
             ber 22, 1993 to the  Exhibit 10.(i)(E)(1)
             Short Term Credit    of the Company's
             Agreement dated      quarterly report on
             as of September 22,  Form 10-Q for the
             1992 among           fiscal quarterly
             Montgomery Ward      period ended
             & Co., Incorporated, October 2, 1993.
             various banks,
             Continental Bank
             N.A. as Documentary
             Agent, The Bank of
             Nova Scotia as
             Administrative
             Agent, and the
             Bank of New York
             as Negotiated
             Loan Agent.

10.(i)(E)(2) Extension request    Incorporated by
             letters dated        reference to
             September 22, 1993   Exhibit 10.(i)(E)(2)
             from Montgomery      on Form SE, filed
             Ward & Co., Incor-   March 24, 1994.
             ported addressed to
             all banks who are
             parties to the
             Short Term Agree-
             ment, and the replies
             of all such banks
             to such requests.

                               EXHIBIT INDEX


EXHIBIT                             SUBMISSION MEDIA

10.(i)(F)    Note Purchase        Incorporated by
             Agreements dated     reference to Exhibit
             March 1, 1993        10.(i)(F) of the
             between Montgomery   Company's Annual
             Ward & Co., Incor-   Report on Form 10-K
             porated and various  for the fiscal year
             lenders.             ended January 2, 1993.

10.(i)(G)    Term Loan Agreement  Incorporated by
             dated as of          reference to Exhibit
             November 24, 1993    10.(i)(G) on Form SE,
             among Montgomery     filed March 24, 1994.
             Ward & Co., Incor-
             porated, various
             banks, The First
             National Bank of
             Chicago, as Docu-
             mentary Agent, The
             Bank of Nova Scotia,
             as Administrative
             Agent, and the Bank
             of New York as
             Negotiated Loan Agent.

10.(ii)(A)   Stock Purchase       Incorporated by
             Agreement dated      reference to Exhibit
             June 22, 1988        10.(ii)(A) of the
             between General      Company's Registration
             Electric Capital     Statement on Form S-1
             Corporation and      (Registration No.
             Montgomery Ward       33-23403).
             & Co., Incorporated.

10.(ii)(B)   Account Purchase     Incorporated by
             Agreement dated      reference to Exhibit
             June 24, 1988        10.(ii)(B) of the
             by and between       Company's Registration
             Montgomery Ward      Statement on Form S-1
             Credit Corporation   (Registration No.
             and Montgomery                      33-23403).
             Ward & Co.,
             Incorporated.

                               EXHIBIT INDEX

EXHIBIT                                          SUBMISSION MEDIA

10.(ii)(B)(1) Letter Agreement    Incorporated by
             dated April 21,      reference to Exhibit
             1989 by and between  10.(ii)(B)(1) of the
             Montgomery Ward      Company's Registration
             Credit Corporation   Statement on Form S-1
             and Montgomery       (Registration No.
             Ward & Co., Incor-   33-33252).
             porated (amending
             the Account Purchase
             Agreement which is
             Exhibit 10.(ii)(B)
             hereto).

10.(ii)(B)(2) Amendment to        Incorporated by
             Account Purchase     reference to Exhibit
             Agreement dated      10.(ii)(B)(2) on
             December 26, 1989 by Form SE filed
             and between          March 24, 1994.
             Montgomery Ward
             Credit Corporation
             and Montgomery Ward &
             Co., Incorporated.

10.(ii)(B)(3) Letter Agreement    Incorporated by
             dated April 24,      reference to Exhibit
             1990, by and between 10.(ii)(B)(3) on
             Montgomery Ward      Form SE filed
             Credit Corporation   March 24, 1994.
             and Montgomery Ward
             & Co., Incorporated.

10.(ii)(C)   Letter Agreement     Incorporated by
             dated June 24,       reference to Exhibit
             1988 among Signa-    10.(ii)(C) of the
             ture Financial/      Company's Registration
             Marketing, Inc.,     Statement on Form S-1
             Montgomery Ward      (Registration No.
             Credit Corpora-      33-23403).
             tion and Montgomery
             Ward & Co., Incor-
             porated.

                               EXHIBIT INDEX


EXHIBIT                                          SUBMISSION MEDIA

10.(ii)(D)   Letter Agreement     Incorporated by
             dated December 26,   reference to Exhibit
             1990, by and between 10.(ii)(D) of the
             Montgomery Ward      Company's Annual
             Credit Corporation   Report on Form 10-K
             and Montgomery       for the fiscal year
             Ward & Co., Incor-   ended December 29,
             porated.             1990.

10.(ii)(E)   Fifth Amendment to   Incorporated by
             Account Purchase     reference to Exhibit
             Agreement dated      10.(ii)(E) of the
             May 23, 1992 by and  Company's Quarterly
             between Montgomery   Report on Form 10-Q
             Ward & Co., Incor-   for the fiscal
             porated and Mont-    quarterly period ended
             gomery Ward Credit   June 27, 1992.
             Corporation.


10.(ii)(F)   Amendment dated      Incorporated by
             May 23, 1992 to      reference to Exhibit
             Letter Amendment     10.(ii)(F) of the
             dated June 24,       Company's Quarterly
             1988 (Signature      Report on Form 10-Q
             Credit Agreement)    for the fiscal
             by and among Finan- quarterly period ended cial/Marketing, Inc. June 27, 1992.
             Montgomery Ward
             & Co.,Incorporated
             and Montgomery Ward
             Credit Corporation.

10.(ii)(G)   Letter Agreement     Incorporated by
             dated December 29,   reference to Exhibit
             1992 by and between  10.(ii)(G) of the
             Montgomery Ward      Company's Annual
             & Co., Incorporated  Report on Form 10-K
             and Montgomery       for the fiscal year
             Ward Credit Corpora- ended January 2,
             tion.                1993.

                               EXHIBIT INDEX

EXHIBIT                                          SUBMISSION MEDIA

10.(ii)(G)(1) Letter Agreement    Incorporated by
             dated April 29,      reference to
             1993, by and         Exhibit 10.(ii)(G)(1)
             between Montgomery   on Form SE filed
             Ward Credit Corpora- March 24, 1994.
             tion and Montgomery
             Ward & Co., Incor-
             porated.

10.(ii)(G)(2) Letter Agreement    Incorporated by
             dated September 15,  reference to
             1993, by and         Exhibit 10.(ii)(G)(2)
             between Montgomery   on Form SE filed
             Ward Credit Corpora- March 24, 1994.
             tion and Montgomery
             Ward & Co., Incor-
             porated.

10.(ii)(H)   Ninth Amendment to   Incorporated by
             Account Purchase     reference to
             Agreement dated      Exhibit 10.(ii)(H)
             February 16, 1994    on Form SE filed
             by and between       March 24, 1994.
             Montgomery Ward &
             Co., Incorporated
             and Montgomery
             Ward Credit
             Corporation.

10.(iv)(A)   Montgomery Ward      Incorporated by
             & Co., Incorporated  reference to Exhibit
             Stock Ownership      10.(iv)(A) of the
             Plan, amended and    Company's quarterly
             restated as of       report on Form 10-Q
             September 9, 1993,   for the fiscal
             subject to share-    quarterly period
             holder approval.     ended October 2,
                                  1993.

10.(iv)(B)   Montgomery Ward      Incorporated by
             & Co., Incorporated  reference to Exhibit
             Long Term Incentive  10.(iv)(B) of the
             Plan.                Company's Registration
                                  Statement on Form S-1
                                  (Registration No.
                                  33-23403).

                               EXHIBIT INDEX

EXHIBIT                                          SUBMISSION MEDIA

10.(iv)(C)   Montgomery Ward      Incorporated by
             & Co., Incorporated  reference to Exhibit
             Performance          10.(iv)(C) of the
             Management Program.  Company's Registration
                                  Statement on Form S-1
                                  (Registration No.
                                   33-23403).

10.(iv)(D)   Montgomery Ward      Incorporated by
             & Co., Incorporated  reference to Exhibit
             Retirement Security  10.(iv)(D) of the
             Plan (as amended     Post-Effective Amend-
             and restated         ment No. 3 to the
             effective as of      Company's Registration
             January 1, 1989).    Statement on Form S-1
                                  (Registration No.
                                   33-23403).

10.(iv)(E)   Montgomery Ward      Incorporated by
             & Co., Incorporated  reference to Exhibit
             Supplemental         10.(iv)(E) of the
             Retirement Plan.     Company's Registration
                                  Statement on Form S-1
                                  (Registration No.
                                   33-23403).

10.(iv)(F)   Montgomery Ward      Incorporated by
             Holding Corp.        reference to Exhibit
             Directors Fee        10.(iv)(F) of the
             and Stock Owner-     Company's Registration
             ship Plan.           Statement on Form S-1
                                  (Registration No.
                                   33-41161).

10.(iv)(G)   Montgomery Ward      Incorporated by
             Holding Corp.        reference to Exhibit
             Senior Officer       10.(iv)(G) of the
             Severance Plan.      Company's Annual
                                  Report on Form 10-K
                                  for the fiscal year
                                  ended January 2, 1993.

10.(v)       Letter Agreement     Incorporated by
             dated May 3, 1985    reference to Exhibit
             between Montgomery   10.(v) of the
             Ward & Co., Incor-   Company's Registration
             porated and Bernard  Statement S-1
             F. Brennan.          (Registration No.
                                   33-23403).

                               EXHIBIT INDEX


EXHIBIT                                          SUBMISSION MEDIA

10.(vi)      Employment Agreement Incorporated by
             effective January    reference to Exhibit
             14, 1994 between     10.(vi) on Form SE
             Montgomery Ward      filed March 24, 1994.
             & Co., Incorporated
             and Bernard W.
             Andrews.


10.(vii)     Agreement effective  Incorporated by
             October 21, 1991     reference to Exhibit
             between Montgomery   10.(vii) on the
             Ward & Co., Incor-   Company's Annual
             porated and Finger- Report on Form 10-K hut Companies, Inc. for the fiscal year ended December 28,
                                  1991.

10.(viii)    Line of Credit       Incorporated by
             Agreement effective  reference to Exhibit
             November 19, 1991    10.(viii) on the
             by and among Mont-   Company's Annual
             gomery Ward & Co.,   Report on Form 10-K
             Incorporated,        for the fiscal year
             Northern Trust       ended December 28,
             Company and The      1991.
             First National
             Bank of Chicago.

10.(ix)      Employment Agreement Incorporated by
             effective December   reference to Exhibit
             31, 1993 between     10.(ix) on Form SE
             Montgomery Ward &    filed March 24, 1994.
             Co., Incorporated
             and Robert F. Connolly.

10.(xi)      Employment Agreement Incorporated by
             effective November   reference to Exhibit
             1, 1991 between      10.(xi) of the
             Montgomery Ward &    Company's Annual
             Co., Incorporated    Report on Form 10-K
             and Richard Bergel.  for the fiscal year
                                  ended January 2,
                                  1993.

                               EXHIBIT INDEX


EXHIBIT                                          SUBMISSION MEDIA

11.          Statement regarding
             computation of per
             share earnings.

12.          Not applicable.

13.          Not applicable.

16.          Not applicable.

18.          Not applicable.

19.          Not applicable.

21.          Subsidiaries of      Incorporated by
             the Registrant.      reference to Exhibit
                                  21 of the Company's
                                  Registration Statement
                                  on Form S-1
                                  (Registration No.
                                   33-33252).
22.          Not applicable.

23.          Consent of
             independent
             public accountants.

24.          Powers of attorney   Incorporated by
             executed by direc-   reference to
             tors and officers    Exhibit 24 on Form SE,
             of Registrant        filed March 24, 1994.
             authorizing execu-
             tion of Annual
             Report on Form 10-K.

27.          Financial Statement
             Schedules.

28.          Not applicable.

                                EXHIBIT 11



                     COMPUTATION OF PER SHARE EARNINGS
                           52-WEEK PERIOD ENDED
                              JANUARY 1, 1994



                       Class A          Class B

Earnings available
for Common
Shareholders        $49,982,912      $51,059,110

Weighted average
of shares
outstanding:

  Shares outstanding 20,148,623       25,000,000

  Shares issued
  upon assumed
  exercise of
  stock options       4,066,804                -

  Shares assumed
  to be repurchased
  under Treasury
  Stock method
  (at fair market
  value of $22.50)  (2,410,224)                -

  Total number of
  options considered
  as common stock
  equivalents         1,656,580                -

Total weighted
average number
of shares            21,805,203       25,000,000

Earnings per share         $2.29             $2.04

                                EXHIBIT 11



                     COMPUTATION OF PER SHARE EARNINGS
                           53-WEEK PERIOD ENDED
                              JANUARY 2, 1993



                       Class A          Class B

Earnings available
for Common
Shareholders        $25,526,342      $26,294,923

Weighted average
of shares
outstanding:

  Shares outstanding 20,892,268       25,000,000

  Shares issued
  upon assumed
  exercise of
  stock options       3,240,240                -

  Shares assumed
  to be repurchased
  under Treasury
  Stock method
  (at fair market
  value of $18.75)  (1,594,969)                -

  Total number of
  options considered
  as common stock
  equivalents         1,645,271                -

Total weighted
average number
of shares            22,537,539       25,000,000

Earnings per share         $1.13             $1.05

                                EXHIBIT 11



                     COMPUTATION OF PER SHARE EARNINGS
                           52-WEEK PERIOD ENDED
                             DECEMBER 28, 1991



                          Class A             Class B

Earnings available for
Common Shareholders $59,921,254     $62,068,120

Weighted average of
shares outstanding:

 Shares outstanding  23,325,628      25,000,000

 Shares issued upon
 assumed exercise
 of stock options     2,832,174               -

 Shares assumed
 to be repurchased
 under Treasury
 Stock method
 (at fair market
 value of $14.85
 and $15.11 for
 primary and fully
 diluted,
 respectively)      (1,203,307)               -

 Total number of
 options considered
 as common stock
 equivalents          1,628,867               -

Total weighted
average number
of shares            24,954,495      25,000,000

Earnings per share          $2.40          $2.48

                                EXHIBIT 24


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed
Registration Statements on Form S-8 (File No. 33-41161).





Arthur Andersen & Co.
Chicago, Illinois
March 25, 1994

                                EXHIBIT 27


                 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Montgomery Ward Holding Corp.:

  We have audited in accordance with generally accepted auditing standards, the consolidated financial statements included in this Form 10-K, and have issued our report thereon dated February 15, 1994. Our audit was made for the purpose of forming an opinion on those statements taken as a whole. The schedules listed in the preceding index of the consolidated financial statements are the responsibility of the company's management and are presented for purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic consolidated financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.





Arthur Andersen & Co.
Chicago, Illinois
February 15, 1994

                                EXHIBIT 27


                       MONTGOMERY WARD HOLDING CORP.
         Schedule II - Amounts Receivable from Related Parties and Underwriters, Promoters, and Employees Other than Related Parties



             Balance                 Deductions                  Balance
     Name      at                          Amounts                 End
       of    Beginning            Amounts  Written        Not      of
     Debtor  of Period  Additions Collected  Off Current Current  Period
For the
53-Week
Period
Ended
January
2, 1993
Daniel H. Levy     $500,000      $ -    $ -    $ -   $ -$ -    $500,000 (B)
 Vice-Chairman
 and Chief
 Operating
 Officer (A)

Due Date                      5/7/96
Interest Rate                   8.5%
Security                            Personal Residence



(A) Mr. Levy resigned from all of his duties effective February 28, 1993.

(B) Amount was paid in full subsequent to year-end.

                                   EXHIBIT 27


                         MONTGOMERY WARD HOLDING CORP.
                      Schedule IX - Short-Term Borrowings
                          (Dollar amounts in millions)




                                                          Weighted
                                Maximum      Average      Average
Category of           Weighted  Amount       Amount       Interest
Aggregate    Balance  Average   Outstanding  Outstanding  Rate
Short-Term  at End    Interest  During the   During the   During the
Borrowings  of Period Rate      the Period   Period (A)   Period (B)

52-Week
Period
Ended
January 1,
1994

 Revolving  $ 0        3.41%     $396        $248          3.4%
 Loan
 Facilities


53-Week
Period
Ended
January 2,
1993

 Revolving   $0        3.55%     $431        $309          1.0%
 Loan
 Facilities





(A) The average amount outstanding during the period was calculated on a monthly basis.

(B) The weighted average interest rate during the period was computed by dividing the actual interest expense by the average short-term borrowings outstanding.